UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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                Multi-Link Telecommunications, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Multi-Link Telecommunications, Inc.
5555 Triangle Parkway, Suite 300
Norcross, Georgia 30092

June ___, 2006

Dear Holders of Preferred Stock and Common Stock of Multi-Link Telecommunications, Inc.:

  You are cordially invited to attend the Special Meeting of Shareholders of Multi-Link Telecommunications, Inc., to be held on July ____, 2006, at 9:00 a.m., local time, at the offices of Multi-Link Telecommunications, Inc., 5555 Triangle Parkway, Suite 300, Norcross, Georgia 30092.

The Board of Directors has fixed the closing of business on May 19, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The Notice of Special Meeting and the accompanying Proxy Statement describe the business of the Special Meeting of Shareholders and the proposals to be acted upon.

  YOU ARE NOT REQUIRED TO SEND US A PROXY, BUT YOUR PROXY IS REQUESTED

  The holders of a majority of our outstanding stock entitled to vote have indicated that they intend to vote in favor of the following proposals.

1. Amendment of the Company’s Articles of Incorporation to effect a 1 for 15 reverse stock split of the Company’s outstanding common stock and to increase the authorized number of shares of the Company’s common stock from 50,000,000 to 250,000,000.

2. Reincorporation of the Company from the State of Colorado to the State of Delaware by merging the Company into a newly formed Delaware corporation which will be named Auriga Laboratories, Inc.; and

3. Approval of the 2006 Stock Option Plan.

  All shareholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope or to record their proxy by other authorized means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Sincerely, /s/Philip S. Pesin Philip S. Pesin, Chairman and Chief Executive Officer

Multi-Link Telecommunications, Inc.
5555 Triangle Parkway, Suite 300
Norcross, Georgia 30092

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of Multi-Link Telecommunications, Inc. (the "Company") will be held on July ___, 2006, at 9:00 a.m., local time, at the offices of Multi-Link Telecommunications, Inc., 5555 Triangle Parkway, Suite 300, Norcross, Georgia 30092, or at any adjournment of the meeting, to consider and vote upon the following matters, as explained more fully in the accompanying Proxy Statement:

1.
Amendment of the Company’s Articles of Incorporation to effect a 1 for 15 reverse stock split of the Company’s outstanding common stock and to increase the authorized number of shares of the Company’s common stock from 50,000,000 to 250,000,000.

2.	Reincorporation of the Company from the State of Colorado to the State of Delaware by merging the Company into a newly formed Delaware corporation which will be named Auriga Laboratories, Inc.;

3.	Approval of the 2006 Stock Option Plan; and

4.	The transaction of such other business as may properly come before the meeting, and any adjournment(s) thereof.

You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the meeting.

Only shareholders of record at the close of business on May 19, 2006 are entitled to notice of and to vote at the Special Meeting. Shareholders who are unable to attend the Special Meeting are requested to complete, date and return the enclosed form of proxy promptly in the envelope provided. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

By Order of the Board of Directors /s/Philip S. Pesin Philip S. Pesin, Chairman and Chief Executive Officer

Norcross, Georgia
June ___, 2006

MULTI-LINK TELECOMMUNICATIONS, INC.

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Multi-Link Telecommunications, Inc. (the "Company," “we” or “us”) to be used at the Special Meeting of Shareholders of the Company to be held at 9:00 a.m., local time, on July ___, 2006 and any adjournment or adjournments thereof ("Special Meeting"). The Special Meeting will be held at the offices of Multi-Link Telecommunications, Inc., 5555 Triangle Parkway, Suite 300, Norcross, Georgia 30092. The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

The Company's executive offices are located at 5555 Triangle Parkway, Suite 300, Norcross, Georgia 30092. This Proxy Statement and the enclosed form of Proxy are first being sent to shareholders on or about June ___, 2006.

PROXY REQUEST

Although we are soliciting proxies for the Special Meeting, the holders of more than 50% of the shares entitled to vote at the Special Meeting have previously indicated that they intend to vote in favor of these proposals. You may mark and send the Proxy attached hereto to record your vote.

Costs of Proxy Statement

We will pay the cost of preparing and sending out this Proxy Statement. It will be sent to most shareholders via regular mail. A few shareholders will receive it by personal delivery or facsimile.

Shareholders Entitled to Vote

Only holders of record of shares of our common stock at the close of business on May 19, 2006 (the “Record Date”) will be entitled to vote at the Annual Meeting. As of the Record Date, there were 37,215,913 shares of common stock issued and outstanding and 1,000,042 shares of Series A preferred stock issued and outstanding. These two classes comprise our only classes of stock outstanding. Each common shareholder is entitled to one vote for each share of common stock held by such shareholder. Each holder of Series A preferred stock is entitled to vote with the holders of common stock on as-converted basis at the ratio of 494.956646 shares of common stock for each share of Series A preferred stock held.

Quorum and Vote Necessary for Approvals

A majority of the shares of common stock outstanding and Series A preferred stock outstanding, voting on an as-converted basis and together as a single class, at the Record Date must be represented at the Special Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to shareholders, until a quorum is assembled. Each shareholder will be entitled to cast one vote at the Special Meeting for each share of common stock registered in such shareholder's name, and 494.956646 votes for each share of Series A preferred stock registered in such shareholder’s name at the Record Date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

To amend the Company’s Articles of Incorporation in the manner described in Proposal I, and to reincorporate the Company as a Delaware corporation as described in Proposal II, a majority of the shares outstanding (taking into account the shares of preferred stock on an as-converted basis) must vote in favor of each such proposal either in person or by proxy. Passage of Proposal III, the adoption of the 2006 Stock Option Plan, requires only the approval of a majority of such outstanding shares that are actually voted at the Special Meeting on Proposal III.

Proxies

In voting their common stock or their Series A preferred stock on an as-converted basis, shareholders may vote in favor of or against the proposals on the agenda or may abstain from voting. Shareholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting in accordance with the directions given. If no specific instructions are given, proxies will be voted "FOR" each of Proposals I, II and III and in the discretion of the proxy holder named in the proxy with respect to any other matters properly brought before the meeting and any adjournments of the meeting. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by (i) giving written notice to the Secretary of the Company, (ii) by delivering a later dated proxy card, or (iii) by voting in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not alone serve to revoke his or her proxy All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Philip S. Pesin, Chairman and Chief Executive Officer, 5555 Research Triangle Parkway, Suite 300, Norcross Georgia, 30092. The person named as proxy holder is Philip S. Pesin, Chairman and Chief Executive Officer of the Company.

The presence, in person or by proxy, of a majority of the shares entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("shareholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either shareholder withholding or broker non-vote) will not be considered shares present and entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum. Abstentions on any proposal (which are considered present and entitled to vote on the matter) and shares that are present but not voted on the matter (because of a broker non-vote) will have the same effect as a vote against the proposal with respect to Proposals I and II.

IF YOU WISH TO VOTE, YOU ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

In addition to the solicitation of proxies by mail, the Company, through its directors, officers, and employees, may solicit proxies from shareholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. The Company also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and the Company will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

Interest of Persons in Matters to be Acted Upon

No officer or director or principal shareholder has a substantial or material interest in the favorable action on these proposals other than as discussed herein.

Recent Change of Control

On May 5, 2006, the Company entered into an Agreement and Plan of Merger (the “Auriga Merger Agreement”) with Auriga Laboratories, Inc. (“Auriga”) and Multi-Link Acquisition, Inc. (“Subsidiary”). The closing of the transactions contemplated by the Auriga Merger Agreement (the "Closing") occurred on May 17, 2006. At the Closing, pursuant to the terms of the Auriga Merger Agreement, the Company acquired all of the outstanding capital stock of Auriga from the Auriga stockholders in exchange for 1,000,042 shares of the Company’s Series A preferred stock, which is convertible into approximately 494,977,491 shares of the Company's common stock. The issuance of the preferred shares and, upon conversion, the shares of the Company's common stock underlying the preferred shares, was exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) and/or Regulation D thereof. Upon completion of the transactions contemplated by the Auriga Merger Agreement, Auriga became a wholly owned subsidiary of the Company.

The Company is presently authorized under its Articles of Incorporation to issue 50,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. Of the 5,000,000 shares of preferred stock authorized, 1,000,042 shares have been designated as Series A preferred stock pursuant to a certificate of designations ("Certificate of Designations"), which was approved by the Company's board of directors and filed with and accepted by the Secretary of State of the State of Colorado on May 12, 2006.

Currently, the Company has 37,215,913 shares of common stock issued and outstanding and 1,000,042 shares of Series A preferred stock issued and outstanding. Each preferred share is convertible into 494.956 shares of common stock (the "Conversion Rate"). Pursuant to the terms of the Certificate of Designations, the shares of preferred stock will immediately and automatically be converted into shares of the Company's common stock (the "Mandatory Conversion") upon the approval and effectiveness of the 1 for 15 reverse stock split described below under Proposal I.

The holders of shares of preferred stock are entitled to vote together with the holders of the common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each preferred share carries a number of votes equal to the number of shares of common stock issuable in the Mandatory Conversion based on the then applicable Conversion Rate. As such, immediately following the Closing, the former Auriga stockholders owned approximately 93% of the total combined voting power of all classes of the Company's securities entitled to vote.

Effective as of the Closing, the existing officers of the Company resigned, and the newly appointed directors of the Company were Philip Pesin (Auriga's Chief Executive Officer and Chairman) and Dayne Wagoner (an Auriga director). Mr. Keating was the sole director of the Company prior to the Closing. The size of the board is initially two members, but may be increased by the board of directors to five members during the one-year period following Closing.

At the Closing, KI Equity Partners I, LLC and Auriga stockholders holding a majority of the preferred stock received in the Merger entered into a Voting Agreement in which they agreed to vote their shares of Company stock in favor of all of the proposals described in this Proxy Statement.

At the Closing, the Company also entered into a financial advisory agreement with Keating Securities, LLC ("Keating Securities"), a registered broker-dealer, under which Keating Securities received $340,000 from the Company for its advisory services rendered to the Company in connection with the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the Company's common stock beneficially owned on May 18, 2006 for (i) each stockholder known to be the beneficial owner of 5% or more of the Company's outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on an approximated pre- and post- reverse split basis. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

For purposes of the following table, each holder of the Company's Series A preferred stock is deemed to own the number of shares of common stock into which the Series A preferred stock may be converted on a pre- and post- reverse stock split basis (currently 494.496 shares of the Company's common stock for each share of Series A Preferred Stock on a pre-reverse stock split basis), respectively. Unless otherwise indicated, each person in the table has sole voting and investment power with respect to the shares shown. The following table, as of May 18, 2006, assumes a total of 532,193,404 and 35,479,627 shares of the Company's common stock outstanding, on an as-converted and pre- and post-reverse stock split basis, respectively.

Name of Beneficial Owner	Amount (Pre-Reverse Split)	Amount (Post-Reverse Split)	Percent

Philip S. Pesin (1) 5555 Triangle Parkway, Suite 300 Norcross, GA 30092	229,032,465	15,268,831	37.7%

Dayne Wagoner 5555 Triangle Parkway, Suite 300 Norcross, GA 30092	39,539,865	2,635,991	7.4%

Craig Collard (2) 208 Roseler Court Cary, NC 27519	54,687,120	3,645,808	10.3%

Timothy F. Curran (3) 5555 Triangle Parkway, Suite 300 Norcross, GA 30092	48,022,020	3,201,468	9.0%

KI Equity Partners I, LLC c/o Timothy J. Keating, Manager 5251 DTC Parkway, Suite 1090 Greenwood Village, Colorado 80111 (4)	28,703,182	1,913,545	5.4%

All Executive Officers and Directors As a Group (2 persons) (5)	268,572,330	17,904,822	44.2%

(1)
Includes shares held by Sorrento Financial Group, LLC, SFP, LLC and TSFG II, LLC, over which Mr. Pesin has voting and investment control. Includes warrants to purchase 75,034,395 and 5,002,293 shares of Multi-Link’s common stock, on a pre-reverse split and post-reverse split basis, respectively, at an exercise price of $0.92 per share on a post-reverse split basis. These warrants expire March 19, 2016. Includes 7,503,435 and 500,229 shares of the Company’s common stock, on a pre-reverse split and post-reverse split basis, respectively, held in an IRA for the benefit of Christine Pesin, Mr. Pesin’s spouse.

(2)
Excludes 2,532,795 and 168,853 shares of the Company’s common stock, on a pre-reverse split and post-reverse split basis, respectively, held by C. Collard Irrevocable Trust over which Mr. Collard disclaims any beneficial interest.

(3)
Excludes options to purchase 2,251,035 and 150,069 shares of the Company’s common stock, on a pre-reverse split and post-reverse split basis, respectively, at an exercise price of $0.92 per share on a post-reverse split basis, which options begin to vest May 29, 2007.

(4)	Timothy J. Keating is the manager of KI Equity Partners I, LLC and has sole voting and investment control of such shares.
(5)
Includes shares held by Sorrento Financial Group, LLC, SFP, LLC and TSFG II, LP, over which Mr. Pesin has voting and investment control. Includes warrants to purchase 75,034,395 and 5,002,293 shares of Multi-Link’s common stock, on a pre-reverse split and post-reverse split basis, respectively, at an exercise price of $0.92 per share on a post-reverse split basis, which are held by Mr. Pesin. These warrants expire March 19, 2016. Includes 7,503,435 and 500,229 shares of the Company’s common stock, on a pre-reverse split and post-reverse split basis, respectively, held in an IRA for the benefit of Christine Pesin, Mr. Pesin’s spouse.

DIRECTORS AND OFFICERS

The following table sets forth the names, positions and ages of the Company's current executive officers and directors. All directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board.

NAME	AGE	POSITION

Philip S. Pesin (1)	32	Chairman, Chief Executive Officer and Chief Financial Officer

Dayne Wagoner (1)	41	Director and Secretary

(1) These persons were appointed to their respective positions effective May 17, 2006.

Philip S. Pesin is a founder or Auriga and has been a director of Auriga since its inception in April 2005. He was appointed Chairman of the Board in December 2005 and became CEO, Treasurer and Secretary on March 29, 2006. Mr. Pesin is an attorney and certified public accountant. He is the founder of the Sorrento Financial Group, LLC, a financial services company specializing in private equity and business consulting. Mr. Pesin is actively involved in his community and sits on the board of directors of the Boys & Girls Club of the Southwest. Mr. Pesin is a member of the bar associations of California and the District of Columbia, and holds a Master of Laws degree from The Georgetown University Law Center, a Juris Doctor from the University of San Diego School of Law, and a Bachelor of Science in finance from The University of Arizona.

Dayne Wagoner became a director and Secretary of Auriga in December 2005. In 1995, Mr. Wagoner founded Edge Development, Inc. and from that time to the present he has been the CEO. Edge Development, Inc. is a leading contractor in the United States.

EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the compensation for services rendered to the Company in all capacities for the fiscal years ended September 30, 2005, 2004 and 2003 of all persons who served as our Chief Executive Officer or President during the fiscal year ended September 30, 2005. No officer of the Company received total salary and bonus payments from the Company in excess of $100,000 with respect to the fiscal year ended September 30, 2005. The Company did not grant any stock options or stock appreciation rights to any officers during the fiscal year ended September 30, 2005, and no officer held any stock options or stock appreciation rights issued by the Company as of September 30, 2005.

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary		Bonus		All Other Compensation
Kevin R. Keating, President, Secretary and Treasurer (1)	2005 2004 2003	$ $ $	0 0 0	$ $ $	0 0 0	$ $ $	8,500 0 0
David J. Cutler, Chief Executive Officer and Chief Financial Officer (2)	2005 2004 2003	$ $ $	6,000 12,000 19,000	$ $ $	0 0 0	$ $ $	0 0 0

(1)
Mr. Keating resigned on May 17, 2006. On May 25, 2005, the Company issued to Mr. Keating 850,000 shares of common stock in consideration of services rendered by him to the Company. The Company valued such shares at $8,500, an amount which is reflected in the All Other Compensation column of the above table.

(2)	Mr. Cutler resigned in 2005.

The Company did not pay any compensation to its directors for services rendered as directors during the fiscal year ended September 30, 2005. Subsequent to May 17, 2006, the Company adopted a policy of paying each of its non-employee director fee of $2,500 per month.

On March 29, 2006, Auriga and Philip S. Pesin entered into an Employment Agreement pursuant to which Mr. Pesin is employed as Auriga’s Chief Executive Officer. On May 17, 2006, Mr. Pesin also became the Company’s Chief Executive Officer. The agreement provides for an annual base salary of $360,000 with incentive bonuses to be based on objective or subjective criteria established by the Board of Directors. Auriga may terminate Mr. Pesin’s employment at any time with or without cause. If Mr. Pesin is terminated without cause, he will be entitled a severance pay equal to his base salary for a period of twelve months following his termination plus continued health benefits for approximately eighteen months. Mr. Pesin receives no benefits if he is terminated for cause. Mr. Pesin will also receive similar benefits as aforementioned if he is terminated other than for cause after a change in control.

PROPOSAL I

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND TO INCREASE THE AUTHORIZED NUMBER OF COMMON SHARES

On May 17, 2006, the Company’s Board of Directors approved the following amendment to Article II.A of the Company’s Articles of Incorporation:

“A. General. The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 255,000,000 shares, of which 250,000,000 shares shall be classified as common stock, no par value per share (“Common Stock”), and 5,000,000 shares shall be classified as preferred stock, $0.01 par value per share (“Preferred Stock”). The Common Stock and Preferred Stock shall each constitute a separate class of shares. Cumulative voting shall not be permitted in the election of directors or otherwise by any class of shares of the Corporation.

At the time that this Certificate of Amendment becomes effective, and without any further action on the part of the Corporation or its stockholders, each fifteen shares of Common Stock then outstanding shall become one share of Common Stock. In lieu of issuing fractional shares as a result of such reverse stock split, each fractional share shall be rounded up to the nearest whole share. Each certificate representing shares of Common Stock theretofore issued and outstanding shall thereafter represent one-fifteenth the number of shares of Common Stock issued and outstanding after such reverse stock split (subject to the preceding adjustment for fractional shares). In addition, if a stockholder held at least 100 shares but less than 1,500 shares of Common Stock immediately prior to the time that this Certificate of Amendment becomes effective, the Board of Directors shall have discretion to round up to 100 the number of shares of Common Stock that such stockholder shall receive as a result of the reverse stock split in order to preserve round lots.”

In the Certificate of Designations governing the Series A preferred stock, the Company agreed to implement a 15 for 1 reverse stock split of the common stock as promptly as possible. On the effective date of the reverse stock split, all outstanding shares of Series A preferred stock will automatically be converted into shares of common stock pursuant to the terms of the Certificate of Designations. The holders of the currently outstanding 1,000,042 shares of Series A preferred stock will, in the aggregate, receive approximately 32,998,564 shares of common stock, representing approximately 93% of the outstanding shares of the Company's common stock immediately. The existing stockholders of the Company's common stock will, following the reverse stock split, own approximately 2,481,063 shares of the Company's common stock, representing 7% of the outstanding shares of common stock.

The Company believes the recent low per share price of the common stock may have an adverse effect on the marketability of the common stock and the amount and percentage of transaction costs paid by individual stockholders. Based on the Company's current capital structure, the Company's ability to raise capital by issuing new shares may also be affected because the Company is very near its maximum authorization (before the increase in authorized shares described in this Proposal I).

The Company believes that the reverse split may also provide the opportunity for higher share prices based upon fewer shares outstanding. Also, many brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

Potential investors who might consider making investments in the Company may be unwilling to do so when the Company has a large number of shares issued and outstanding with little or no stockholders' equity. A reduction in the total outstanding shares may make the Company's capitalization structure more attractive.

The liquidity of the Company's common stock might be adversely affected by the reverse split given the reduced number of shares of common stock that would be outstanding after the reverse split. The Company's Board of Directors anticipates, however, that the expected higher market price as a result of the reverse split will reduce, to some extent, the negative effects on the liquidity and marketability of the Company's common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

The Board of Directors has discretion to round up to 100 the number of shares received as a result of the reverse stock split by stockholders who currently own between 100 and 1,500 shares. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of 100 shares or more. The Company also incurs added administrative costs for holders who only hold a few shares of common stock including transfer agent fees and stockholder mailing costs. Furthermore, the Company will not suffer any reduction in current round lot holders, which may assist it in meeting certain Nasdaq and exchange listing requirements.

The purpose of the proposed increase in the number of authorized shares of common stock is to ensure that sufficient shares are available for the conversion of the Series A preferred stock into common stock and to make additional shares available for use by the Board of Directors as it deems appropriate or necessary. For example, such shares may be needed in the future in connection with raising additional capital, acquiring another company or its business or assets or establishing a strategic relationship with a corporate partner. The Board of Directors has no present agreement, arrangement, plan or understanding, however, with respect to the issuance of any such additional shares of common stock other than with respect to the Delaware reincorporation described in Proposal II.
.
The Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law. Holders of common stock or preferred stock have no statutory preemptive or subscription rights with respect to issuances of common stock or preferred stock.

The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing stockholders. Any subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of the Company without further action by the stockholders. Any issuance of additional shares of common stock also could have the effect of diluting any future earnings per share and book value per share of the currently outstanding shares of common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

PROPOSAL II

REINCORPORATION OF THE COMPANY IN THE STATE OF DELAWARE

On May 17, 2006, the Company’s Board of Directors approved a proposal to change the Company’s state of incorporation from Colorado to Delaware by means of a merger (the “Merger”) of the Company with and into Multi-Link Merger Co., which is a newly formed, wholly owned Delaware subsidiary of the Company. For purposes of the discussion under this Proposal II regarding the Merger and the Delaware reincorporation, the Company (as it exists as a Colorado corporation prior to the Merger) is referred to as the “Colorado Company,” and Multi-Link Merger Co. (the Delaware corporation) is referred to as the “Delaware Company.”

The Delaware Company will be the surviving corporation in the Merger, which will result in a change in the law applicable to our corporate affairs from the Colorado Business Corporation Law to the Delaware General Corporation Law including certain differences in shareholders’ rights. Immediately following the Merger, the name of the Delaware Company will be changed to “Auriga Laboratories, Inc.”

Upon the effectiveness of the Merger, the Delaware Company will have 250,000,000 authorized shares of common stock, par value $0.001 per share and 10,000,000 authorized shares of preferred stock, par value $0.001 per share. The Merger and the Colorado Company’s reincorporation in Delaware will not result in any change in the Colorado Company’s business, management, assets or liabilities.

The Agreement and Plan of Merger dated as of May 19, 2006 (the “Merger Agreement”) is attached as Appendix A and reference is made to the Merger Agreement for a complete description of the terms of the Merger. Pursuant to the Merger Agreement, each outstanding option and warrant to purchase one share of the Colorado Company’s common stock prior to the effectiveness of the Merger will become an option and warrant to purchase one share of the Delaware Company’s Common Stock, after adjustments for the reverse stock split described in Proposal I.

It is anticipated that the Merger will become effective as soon as practicable after the Special Meeting. The Merger will become effective on the date Articles of Merger are filed with the State of Colorado.

Reasons for the Reincorporation

Predictability, Flexibility and Responsiveness of Delaware Law to Corporate Needs. For many years, Delaware has followed a policy of encouraging incorporation in that state and has adopted comprehensive, modern and flexible corporate laws, which are updated regularly to meet changing business needs. As a result of this deliberate policy to provide a hospitable climate for corporate development, many major public corporations have chosen Delaware for their domicile. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues relating to public companies. Thus, a substantial body of case law has developed construing Delaware corporate law and establishing legal principles and policies regarding publicly held Delaware corporations. We believe that, for these reasons, Delaware law will provide greater legal predictability with respect to our corporate legal matters than we have under Colorado law. We also believe that Delaware law will provide greater efficiency, predictability and flexibility in our public company's legal affairs than is presently available under Colorado law.

Attractiveness of Delaware Law to Directors and Officers. We believe that organizing our company under Delaware law will enhance our ability to attract and retain qualified directors and officers. The corporate law of Delaware, including its extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under Colorado law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our stockholders from possible abuses by directors and officers. In addition, under Delaware law, directors' personal liability cannot be eliminated for:

• any breach of the director's duty of loyalty to the corporation or its stockholders,

• acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

• unlawful payment of dividends or unlawful repurchases or redemptions of stock, or

• any transactions from which the director derived an improper personal benefit.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion summarizes the material United States federal income tax consequences of the Merger to you. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current and proposed Treasury regulations, and judicial and administrative decisions and rulings as of the date of this proxy statement, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretation. This discussion does not address all aspects of taxation that may be relevant to you in light of your personal investment or tax circumstances or to persons that are subject to special treatment under the federal income tax laws. In particular, this discussion deals only with shareholders that hold Company common stock as capital assets within the meaning of the Code. In addition, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, persons holding Company stock as part of a hedging or conversion transaction or as part of a "straddle," U.S. expatriates, persons subject to the alternative minimum tax, foreign corporations, foreign partnerships, foreign estates or trusts and persons who are not citizens or residents of the United States. This discussion may not be applicable to holders who acquired Company stock pursuant to the exercise of options or warrants or otherwise as compensation. Furthermore, this discussion does not address any state, local or foreign tax considerations.

You should consult your own tax advisors about the application of the United States federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or foreign jurisdiction.

The material federal income tax consequences of the Merger will be as follows:

•	No gain or loss will be recognized by the Colorado Company or the Delaware Company as a result of the Merger;

•	No gain or loss will be recognized by you upon your receipt of the Delaware Company’s common stock solely in exchange for your Colorado Company common stock;

•
The aggregate tax basis of the shares of the Delaware Company’s common stock that you receive in exchange for your Colorado Company common stock in the Merger will be the same as the aggregate tax basis of your Colorado Company common stock exchanged; and

•	The holding period for shares of the Delaware Company’s common stock that you receive in the Merger will include the holding period of your Colorado Company common stock exchanged.

You may be required to attach a statement to your tax returns for the taxable year in which the Merger is completed that contains information such as your tax basis in the Colorado Company common stock surrendered and a description of the Delaware Company common stock received in the Merger.

Any discussion contained in this Proxy Statement as to federal, state or local tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This discussion is written in connection with the matters addressed herein. You should seek advice based on your particular circumstances from an independent tax advisor.

Comparative Rights of Holders of Colorado Company Common Stock and Delaware Company Common Stock

The rights of the California Company’s shareholders are currently governed by the Colorado Business Corporation Act (the “CBCL”), Colorado common law and the Colorado Company’s articles of incorporation and bylaws. The rights of the Delaware Company’s shareholders after the completion of the Merger will be governed by the Delaware General Corporation Law (the “DGCL”), Delaware common law and the Delaware Company’s certificate of incorporation and bylaws.

A copy of the Certificate of Incorporation of the Delaware Company is attached to this Proxy Statement as Appendix B, and a copy of the Bylaws of the Delaware Company is attached to this Proxy Statement as Appendix C. The following discussion is qualified by reference to the full text of such documents.

The holders of stock of both the Colorado Company and the Delaware Company are entitled to one vote for each share held of record on all matters to be voted on by shareholders. The holders of stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefor. We have not recently paid dividends on our shares of stock and do not intend to do so in the foreseeable future after completion of the Merger. In the event of liquidation, dissolution or winding up of the Colorado Company or the Delaware Company, the holders of the shares of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. Holders of shares of common stock have no statutory conversion, preemptive or other subscription rights, and there are no statutory redemption provisions applicable to the common stock.

The following is a summary of the material differences between the current rights of the Colorado Company’s shareholders and the rights they will have as shareholders of the Delaware Company following the Merger.

	The Colorado Company	The Delaware Company
Authorized Shares
Prior to the filing of a certificate of amendment upon the adoption of Proposal I, the authorized capital stock of the Colorado Company consists of 55 million shares, consisting of 50 million shares of common stock, no par value per share and 5 million shares of preferred stock, no par value per share. A total of 37,215,913 shares of common stock have been issued, and 1,000,042 shares of Series A Preferred stock have been issued.

The authorized capital stock of the Delaware Company will consist of 260 million shares, consisting of 250 million shares of common stock, par value $0.001 per share, and 10 million shares of preferred stock, par value $0.001 per share.

Voting Requirements

Holders of common stock and the Series A preferred stock are entitled to one vote per share and vote together as a single class on all matters to be voted upon by shareholders, and the preferred shareholders are entitled to vote as a class on certain matters.

Under the CBCL, shareholders have the right to cumulate their votes in the election of directors under specified procedures unless the articles of incorporation or bylaws of specified categories of corporations provide otherwise. The right of shareholders to cumulate votes has been eliminated in the Colorado Company's restated articles of incorporation.

Holders of common stock are entitled to one vote per share and will vote together as a single class on all matters to be voted upon by stockholders.

Under the DGCL, stockholders do not have the right to cumulate their votes in the election of directors unless such right is granted in the certificate of incorporation. The Delaware Company's certificate of incorporation does not provide for cumulative voting.

Vote Required for Election of Directors	The Colorado Company's amended and restated bylaws provide that the vote of a majority of the shares entitled to vote for directors is required in order to elect a director.

The Delaware Company's bylaws provide that a vote of a majority of the shares present in person or represented by proxy at a meeting and entitled to vote for directors is required in order to elect a director.

Classified Board of Directors

The Colorado Company's restated articles of incorporation, as amended, do not provide for a classified board of directors. Accordingly, under the CBCL, all of the Colorado Company's directors are elected annually.
The Delaware Company's certificate of incorporation does not provide for a classified board of directors. Accordingly, all directors of the Delaware Company will be elected annually.

Number of Directors

Under the CBCL, the number of directors must be specified in a corporation's bylaws. The Colorado Company's bylaws provide that the Board of Directors is to have between 1 and 5 members. The CBCL, like the DGCL, provides that shareholders may amend a corporation's bylaws without the approval of the board of directors. Accordingly, under the CBCL, shareholders of the Colorado Company have the ability to determine the size of the Board of Directors.

The DGCL permits a corporation's certificate of incorporation to specify the number of directors. Under the Delaware Company's certificate of incorporation, the board of directors of the Delaware Company is to have between 2 and 13 members. Because, under the DGCL, the Delaware Company's certificate of incorporation cannot be amended unless the board of directors of the Delaware Company recommends the amendment, stockholders will not have the ability to increase the size of the board of directors of the Delaware Company to more than 13 without the approval of the board.

Removal of Directors	Consistent with the CBCL, the Colorado Company's bylaws provide that its shareholders may remove directors of the Colorado Company with or without cause.	Consistent with the DGCL, the Delaware Company's bylaws provide that its stockholders may remove directors of the company with or without cause.
Vacancies on the Board of Directors

Under the CBCL, because the Colorado Company's articles of incorporation do not provide otherwise, any vacancies on the Board of Directors may be filled either by the remaining directors or the shareholders.
Under the DGCL and the Delaware Company's certificate of incorporation, vacancies on the board of directors of the Delaware Company will be filled by the remaining directors.
Shareholders' Power to Call Special Meetings

In accordance with the CBCL, the Colorado Company's bylaws provide that a special meeting of shareholders may only be called by the President at the request of holders of not less than 10% of the outstanding shares of the Colorado Company.

Under the DGCL, special stockholder meetings may be called by stockholders to the extent authorized by the company's certificate of incorporation or bylaws. The Delaware Company's bylaws do not provide for a special meeting of stockholders to be called by stockholders, and accordingly stockholders will not be able to call special meetings.

Shareholder Action Without a Meeting

The Colorado Company's bylaws provide that (i) any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing and (ii) action by written consent is to be effective as of the date the last writing necessary to effect the action is received by the secretary of the Colorado Company, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action.

The Delaware Company's certificate of incorporation provides that stockholders may take any action permitted at an annual or special meeting of stockholders, by written consent of stockholders having a majority of the voting power.

Notice of Shareholder Meetings

Consistent with the CBCL, the Colorado Company's bylaws require that (i) if the authorized shares of the Colorado Company are to be increased, at least 30 days' notice shall be given to the shareholders of record and (ii) if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the board of directors of the Colorado Company), notice shall be given to record holders as of the new record date. The Colorado Company's amended and restated bylaws also provide that if a sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Colorado Company is to be voted on at a meeting, at least 20 days notice must be given. In all other cases, shareholders must be given at least 10 days' notice, but not more than 60 days' notice, of shareholder meetings.

The Delaware Company's bylaws provide for the same notice requirements as the Colorado Company's bylaws, except that (i) the set notice period for an increase in the authorized shares was eliminated because the DGCL does not require a set notice period; (ii) the 120-day notice in the case of adjournments was changed to a 30-day notice to be consistent with the DGCL; and (iii) the 20 days notice required for sales of substantially all of the Colorado Company’s assets was eliminated.

Notice of Shareholder Nominations for Directors and Business to be Brought Before Meetings

The Colorado Company's articles of incorporation and bylaws do not contain any provisions regarding advance notice of shareholder nominations of directors or notice of business to be brought before meetings of shareholders.

The Delaware Company's bylaws provide that no business may be brought before any meeting of stockholders, including the nomination or election of persons to the board of directors, by a stockholder unless the stockholder satisfies certain advance notice requirements. Advance notice of any such business must generally be provided not less than 90 days nor more than 120 days prior to the date of the meeting, unless public disclosure of the date of the meeting is first made less than 120 days prior to the date of the meeting, in which case notice by the stockholder must be provided not later than the tenth day following the date on which such public disclosure of the date of the meeting was made. A notice must include specified information concerning the business proposed to be conducted, the stockholder making the proposal and, if applicable, the persons nominated to be elected as directors. Any late or deficient nominations or proposals may be rejected by the Delaware Company.

Indemnification

Under the Colorado Company's bylaws, the Colorado Company is required to indemnify former and current directors, officers, and employees of the Colorado Company against expenses incurred in any action brought against those persons as a result of their role with the Colorado Company, to the fullest extent permitted by law. Similarly, the Colorado Company may, in some circumstances, advance to a person potentially eligible for indemnification the expenses incurred in defending such an action. Under the CBCL, the Colorado Company must reimburse the reasonable expenses of a director who was wholly successful in defending an action brought against him or her as a result of his or her role with the Colorado Company. The CBCL generally requires a person seeking indemnification to have acted in good faith and in a manner he or she reasonably believed to have been in the best interests of the Colorado Company.

The Delaware Company's certificate of incorporation provides for mandatory indemnification of former or current officers and directors of the Delaware Company with respect to expenses incurred in any action brought against those persons as a result of their role with the Delaware Company if certain conditions are satisfied. Subject to certain conditions, the Delaware Company's certificate of incorporation also provides for mandatory advancement of expenses incurred by those persons in defending such an action. Under the DGCL, a person seeking indemnification is generally required to have acted in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation.

Amendment to the Articles (Certificate) of Incorporation

Pursuant to the CBCL, amendments to the Colorado Company's articles of incorporation, as amended, must be submitted to a shareholder vote if proposed either by the Board of Directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board of Directors need not recommend the amendment to the shareholders if the amendment is proposed by the shareholders or if the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation with respect to the amendment. Among other consequences, this aspect of the CBCL may limit the effectiveness of any anti-takeover provisions contained in a corporation's articles of incorporation. The Colorado Company's articles of incorporation, as amended, do not impose any supermajority voting requirements upon proposed amendments to the articles.

Under the DGCL, a proposed amendment to a corporation's certificate of incorporation may not be submitted to a vote of stockholders without the approval of the board of directors. To the extent the Delaware Company's certificate of incorporation includes provisions that would make a hostile takeover of the Delaware Company more difficult, this aspect of the DGCL would prevent those provisions from being amended or removed without the consent of the board of directors of the Delaware Company, and may therefore have anti-takeover effects.

Amendment to the Bylaws

Under the Colorado Company's bylaws, the board of directors may amend or repeal the bylaws unless, as to any particular bylaw adopted, amended or repealed by the shareholders, the shareholders have previously provided expressly that the board of directors may not amend or repeal such bylaw. The Colorado Company's shareholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

The bylaws of the Delaware Company provide that the board of directors of the Delaware Company may amend or repeal the bylaws of the Delaware Company at any meeting by a majority of the directors present at a meeting at which a quorum is present. The Delaware Company's stockholders may amend or repeal the bylaws even though the bylaws may also be amended or repealed by the board of directors.

Business Combination Statute	The CBCL does not contain any business combination provisions.

Section 203 of the DGCL provides for a three-year moratorium on certain business combination transactions with "interested stockholders" (generally, persons who beneficially own 15% or more of the corporation's outstanding voting stock). The Delaware Company has opted out of Section 203 of the DGCL in the Delaware Company's certificate of incorporation.

Dissenters' (Appraisal) Rights

Under the CBCL, shareholders are entitled to exercise dissenters' rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. Dissenters' rights in Colorado are available to beneficial owners as well as record holders.

The DGCL provides appraisal rights only in the case of a stockholder objecting to certain mergers or consolidations. Thus, under the DGCL, stockholders have no appraisal rights in a sale, lease or exchange of all or substantially all of a corporation's assets. Appraisal rights in Delaware are available to record holders only.

Examination of Books and Records

Under the CBCL and the Colorado Company's bylaws, any record or beneficial shareholder of the Colorado Company may, upon five days' written demand, inspect certain records, including shareholder proposals, minutes of shareholder meetings, communications with shareholders and recent financial statements. In addition, upon five days' written demand, any such shareholder may inspect the list of shareholders and certain other corporate records, including minutes of the meetings of board of directors of the Colorado Company, if the shareholder either (i) has been a shareholder for at least three months or (ii) is a shareholder of at least 5% of all outstanding shares of any class of shares when the demand is made, provided that the demand is made in good faith for a proper purpose reasonably related to such person's interests as a shareholder.

Under the DGCL, the inspection rights of the stockholders of the Delaware Company are the same as under Colorado law, except: (i) there is no requirement that a stockholder has been a stockholder for at least three months or is a stockholder of at least 5% of all outstanding shares of any class of shares when the demand is made, and (ii) if the Delaware Company refuses to permit inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel such inspection.

Dissolution

Under the CBCL, the board of directors of the Colorado Company may submit a proposal of voluntary dissolution of the Colorado Company to the shareholders of the Colorado Company entitled to vote thereon. The board of directors of the Colorado Company must recommend such dissolution to the shareholders as part of the dissolution proposal, unless the board of directors of the Colorado Company determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.

The Delaware Company will be subject to the same voting requirement with respect to a dissolution of the Delaware Company as applies to the Colorado Company but only if the board of directors of the Delaware Company initially approves the dissolution of the Delaware Company. If the board of directors does not approve such dissolution, the stockholder vote required for approving a dissolution of The Delaware Company is a unanimous written consent of all stockholders entitled to vote thereon.

Shareholder Derivative Proposals

Under the CBCL, if a court finds that a derivative action was brought without reasonable cause, the court may require the plaintiff to pay the defendants' reasonable expenses attributable to the defense of such action, exclusive of attorney's fees. In addition, the Colorado Company may, at any time before final judgment, require the plaintiff to give a security for the costs and reasonable expenses which may be incurred by the Colorado Company or other parties named as defendants in the defense of such action, but not including attorney's fees, if the shareholder instituting the action holds less than 5% of the outstanding shares of any class of the Colorado Company, unless the shares so held have a market value in excess of $25,000. If the court then finds that the action was instituted without cause, the corporation may have recourse to such security in the amount determined by the court.

The DGCL's requirements for bringing derivative proposals are substantially similar to those contained in the CBCL, except that the DGCL does not impose (i) the reasonable cause requirement and (ii) the security requirement imposed by the CBCL.

Franchise Tax	There is no franchise tax in Colorado.	The DGCL requires corporations to pay a franchise tax annually.

Rights of the Colorado Company’s Dissenting Stockholders

If the Merger is approved by the Colorado Company’s stockholders, a stockholder of the Colorado Company objecting to its terms may seek relief under Sections 101 to 302 of Chapter 113 of Title 7 of the CBCL. An outline of those sections follows and is qualified by reference to the full text of those sections attached hereto as Appendix D. Failure to comply with the applicable requirements of the CBCL may result in a termination or waiver of the rights of the dissenting stockholder.

1.
A stockholder claiming dissenter’s rights under Section 102 or 103 in connection with the Merger must be a record or beneficial owner of stock of the Colorado Company on the record date set for determining the stockholders entitled to vote on the Merger. A dissenting beneficial owner who is not a record owner of stock (for example, the owner of shares held in “street name” by a broker) must assert his dissenter’s rights in coordination with and in the name of the record holder.

2.
If the dissenting stockholder claims dissenter’s rights in connection with the Merger, he must not have voted any of the shares he owns “For” the Merger. Failing to vote or abstaining from voting does not waive the dissenting stockholder’s rights. A proxy card returned to the Colorado Company signed, but not marked to specify voting instructions, will be voted “For” the Merger and will be deemed a waiver of the dissenter’s rights.

3.
The dissenting stockholder must deliver to the Colorado Company, before the vote is taken, and may do so by delivering to the Colorado Company addressed to the Corporate Secretary, a written demand for payment to him of the fair value of his shares, stating his address, the number of shares as to which he seeks to assert his rights, and the amount claimed as the fair value of such shares. Voting against the Merger does not constitute a written demand.

4.
If the Merger is authorized at the meeting and the Merger is effected, the Delaware Company, as the surviving company in the Merger, must deliver to the dissenting stockholder no later than 10 days after the Merger is effected a notice stating: (i) where demand for payment must be sent and the stockholders’ stock certificates must be deposited, and (ii) supply a form for demanding payment that includes the dates of the first announcement to the media or stockholders of the terms of the Merger.

5.
A dissenter who receives such notice must demand payment, certify that he acquired beneficial ownership before the date required to be set forth in the dissenter’s notice of certification and deposit his share certificates. A dissenter waives his right to demand payment unless he notifies the Delaware Company, as surviving corporation in the Merger, of his demand in writing within 30 days after the corporation made or offered payment for his shares. The Delaware Company, as the surviving corporation in the Merger, may restrict the transfer of shares not represented by a certificate from the date the demand for payment is received.

6.
If the Delaware Company and the stockholder do not agree on the fair value of the shares, the Delaware Company must, within 60 days after receiving demand for payment petition the district court in Denver County, Colorado, to determine the fair value of the share and accrued interest or pay the dissenter the amount demanded. Interest on the fair value as well as costs of the proceedings, including reasonable compensation to any appraiser appointed by the court, are to be determined and apportioned as the court considers equitable.

7.
If the right to receive the fair value is terminated other than by the purchase by the Delaware Company of the dissenting stockholder’s shares, then, at the time of termination, all rights will be restored and any distributions which would have been made with respect to the shares will be made to the record owner or the shares at the time of termination.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE MERGER AND THE REINCORPORATION OF THE COMPANY FROM A COLORADO CORPORATION TO A DELAWARE CORPORATION ON THE TERMS DESCRIBED IN THIS PROXY STATEMENT AND THE MERGER AGREEMENT.

PROPOSAL III

APPROVAL OF THE 2006 STOCK OPTION PLAN

General

On May 17, 2006, the Board of Directors of the Company approved the 2006 Stock Option Plan (the “2006 Plan”). The 2006 Plan is attached to this Proxy Statement as Appendix E, and the following discussion is qualified by reference to the full text of the 2006 Plan.

Upon the completion of the Merger and the Company’s reincorporation in Delaware, the 2006 Plan will remain in effect with respect to the surviving Delaware corporation, renamed Auriga Laboratories, Inc. As a result, references in Appendix E to “the Company” are to Auriga Laboratories, Inc. rather than to Multi-Link Telecommunications, Inc., and references to “the Company” in the following discussion apply to both Multi-Link Telecommunications, Inc. with respect to the period prior to the Merger and to Auriga Laboratories, Inc. with respect to the period subsequent to the completion of the Merger.

The Board of Directors approved the 2006 Plan to ensure that the Company, following the Merger and reincorporation in Delaware, has adequate ways in which to provide stock based compensation to its directors, officers, employees and consultants. The Board believes that the ability to grant stock-based compensation, such as stock options, is important to the Company's future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company's success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company's current employees and consultants.

Summary of the 2006 Plan

The principal terms of the 2006 Plan are summarized below. As a summary, the description below is not a complete description of all of the terms of the 2006 Plan and is qualified in its entirety by reference to the full text of the 2006 Plan that is attached as Appendix E.

Types of Awards. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, may be granted under the 2006 Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a shareholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

Number of Shares. Subject to adjustment as described below, the number of shares that are available for the grant of stock options under the 2006 Plan is 7,000,000.

Administration. The 2006 Plan will be administered by the Board of Directors or a committee thereof as determined by the Board. The Board of Directors has the authority to select the eligible participants to whom awards are granted, to determine the types of awards and the number of shares covered and to set the terms, conditions and provisions of such awards, buyout provisions, and to accelerate the exercisability of awards. The Board is authorized to interpret the 2006 Plan, to establish, amend, and rescind any rules and regulations relating to the 2006 Plan, to determine the terms of agreements entered into with recipients under the 2006 Plan, and to make all other determinations which may be necessary or advisable for the administration of the 2006 Plan.

Eligibility. Options and rights to purchase may be granted under the 2006 Plan to employees, directors and consultants of the Company as the Board from time to time selects.
Stock Option Grants. The exercise price per share of Common Stock purchasable under any stock option will be determined by the Board, but cannot in any event be less than 100% of the fair market value of the Common Stock on the date the option is granted. As of May 25, 2006, the last reported sale price of our common stock on the OTC Bulletin Board was $0.65 per share.

The Board will determine the term of each stock option (subject to a maximum of 10 years), and each option will be exercisable pursuant to a vesting schedule determined by the Board. The grants and the terms of ISOs shall be restricted to the extent required for qualification as ISOs by the Code. Subject to approval of the Board, options may be exercised by payment of the exercise price in cash, shares of Common Stock, which have been held for at least six months, or pursuant to a "cashless exercise" through a broker-dealer under an arrangement approved by the Company. The Company may require the grantee to pay to the Company any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the Board may permit the grantee to satisfy such obligations by the withholding or delivery of shares of Common Stock.

Adjustments. In the event of any change affecting the shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distribution to shareholders other than cash dividends, the Board shall make such substitution or adjustment in the aggregate number of shares which may be distributed under the 2006 Plan and in the number and option price as it deems to be appropriate in order to maintain the purpose of the original grant.

Transferability. No option will be assignable or otherwise transferable by the grantee other than by will or the laws of descent and distribution and, during the grantee's lifetime, an option may be exercised only by the grantee.

Termination of Service. If a grantee's service to the Company terminates on account of death, disability or retirement, then the grantee's unexercised options, if exercisable immediately prior to the grantee's death, disability or retirement, may be exercised in whole or in part, not later than one year after such event. If a grantee's service to the Company terminates for cause, then the grantee's unexercised option terminates effective immediately upon such termination. If a grantee's service to the Company terminates for any other reason, then the grantee's unexercised options, to the extent exercisable immediately prior to such termination, shall remain exercisable, and may be exercised in whole or in part, for a period of three months after such termination of employment

Change of Control and Certain Corporate Transactions. Generally, a "Change of Control" shall mean (i) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate merger, if more than 80% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other merger is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other merger; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the merger, equity securities which persons own immediately before the merger as shareholders of another party to the transaction shall be disregarded; or (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change of Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

If a Change of Control occurs, the Board will determine, in its sole discretion, whether to accelerate any vested or unvested portion of any option grant. Additionally, if a Change of Control occurs, any agreement between the Company and any other party to the Change of Control may provide for (1) the continuation of any outstanding awards, (2) the assumption of the 2006 Plan or any awards by the surviving corporation or any of its affiliates, (3) cancellation of awards and substitution of other awards with substantially the same terms or economic value as the cancelled awards, or (4) cancellation of any vested or unvested portion of awards, subject to providing notice to the option holder.

Loans and Guarantees. Subject to applicable law, the Board has sole discretion to allow a grantee to defer payment to the Company of all or part of the option price or to cause the Company to loan or guarantee a third-party loan, to the grantee for all or part of the option price or all or part of the taxes resulting from the exercise of an award.

Amendment and Termination. The Board of Directors may amend the 2006 Plan in any and all respects without shareholder approval, except as such shareholder approval may be required pursuant to the listing requirements of any national market system or securities exchange on which the Company's equity securities are listed. No amendment shall materially adversely affect options already granted unless agreed to by the optionees. Unless sooner terminated by the Board of Directors, the 2006 Plan will terminate on May 17, 2016.

Federal Income Tax Consequences
The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the 2006 Plan under existing applicable provisions of the Code, and the regulations adopted pursuant to the Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of common stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options. A grantee will not have any taxable income at the time an ISO is granted. Furthermore, a grantee will not have income taxable for federal income tax purposes at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the exercise price will be a tax preference item in the year of exercise that could create an alternative minimum tax liability for the year of exercise. If a grantee disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a "disqualifying disposition," and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gain, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised.

The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes ordinary income.

Awards Under the 2006 Plan

No awards under the 2006 Plan have been granted, and the Board of Directors has not yet selected the officers, directors and/or employees who will receive awards under the 2006 Plan or determined the terms of such awards.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2006 STOCK OPTION PLAN.

OTHER MATTERS

The Board of Directors does not intend to bring any matters before the Special Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

STOCKHOLDER PROPOSALS

Any proposal that a stockholder of the Company intends to present at our next annual meeting of stockholders must be received by the Company a reasonable time before the date that we mail our proxy statement for the meeting. All such proposals should be sent to Auriga Laboratories, Inc., 5555 Triangle Parkway, Suite 300, Norcross, Georgia 30092, Attention: Corporate Secretary.

By Order of the Board of Directors /s/Philip S. Pesin Philip S. Pesin, Chairman and Chief Executive Officer

Norcross, Georgia
June ___, 2006

APPENDIX A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this " Agreement "), dated as of May 19, 2006, by and among Multi-Link Telecommunications, Inc., a Colorado corporation (" Multi-Link ") and Multi-Link Merger Co., a Delaware corporation and a wholly owned subsidiary of Multi-Link (" Merger Co.").

WITNESSETH:

WHEREAS, the respective Boards of Directors of Multi-Link and Merger Co. have each approved and adopted this Agreement and the transactions contemplated by this Agreement including, without limitation, the Merger of Multi-Link into a Delaware company, in each case after making a determination that this Agreement and such transactions are advisable and fair to, and in the best interests of, such corporation and its shareholders;

WHEREAS, at the Effective Time, pursuant to the transactions contemplated by this Agreement and on the terms and subject to the conditions set forth herein, inter alia , (i) Multi-Link, in accordance with the Colorado Business Corporation Act (as amended from time to time, the " CBCL "), will merge with and into Merger Co., with Merger Co. as the surviving corporation (the " Merger "), (ii) each share of Multi-Link Common Stock will be converted into the right to receive one share of Merger Co. Common Stock, as adjusted and as more fully set forth herein and (iii) each share of Merger Co. Common Stock held by Multi-Link (being the 1,000 shares issued upon the formation of Merger Co.) will be canceled;

WHEREAS, the consummation of the Merger requires, among other things, the approval of this Agreement by the affirmative vote of a majority of the outstanding shares of Multi-Link Common Stock (the " Multi-Link Shareholder Approval "); and

WHEREAS, it is the intention of the parties hereto that the Merger shall be a tax-free transaction under Section 351 of the Internal Revenue Code of 1986, as amended (the " Code "), and the rules and regulations promulgated thereunder.

NOW, THEREFORE, in furtherance of the foregoing, the parties agree as follows:

ARTICLE I
MERGER

Section 1.1 Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the CBCL, Multi-Link shall be merged with and into Merger Co. at the Effective Time (as defined below) of the Merger. Following the Effective Time of the Merger, the separate corporate existence of Multi-Link shall cease, and Merger Co. shall continue as the surviving corporation (the "Surviving Corporation "). The effects and the consequences of the Merger shall be as set forth in this Agreement and the CBCL.

Section 1.2 Effective Time.

(a)   Subject to the provisions of this Agreement, as soon as practicable following the satisfaction or waiver of the conditions set forth in Section 3.1, the parties shall duly prepare, execute and file a statement of merger (the " Articles of Merger ") complying with Section 7-111-104.5 of the CBCL with the Secretary of State of the State of Colorado. The Merger shall become effective upon the filing of the Articles of Merger (or at such later time reflected in such Articles of Merger as shall be agreed to by Merger Co. and Multi-Link). The date and time when the Merger shall become effective is hereinafter referred to as the " Effective Time. "

(b)   The Merger shall have the effects set forth in the CBCL, including without limitation, Section 7-111-106 of the CBCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) all the properties, rights, privileges, immunities, powers and franchises of Multi-Link shall vest in the Surviving Corporation, and (ii) all debts, liabilities, obligations and duties of Multi-Link shall become the debts, liabilities, obligations and duties of the Surviving Corporation.

Section 1.3 Organizational Documents.

(a)   The Certificate of Incorporation of Merger Co. in the form set forth in Exhibit A hereto, and the Bylaws of Merger Co. in the form set forth in Exhibit B hereto, shall be the Certificate of Incorporation and Bylaws, respectively, of Merger Co. until thereafter changed or amended either (A) as provided therein or by the Delaware General Corporation Law (as amended from time to time, the " DGCL "), in the case of such Certificate of Incorporation, or (B) as provided therein, by the Certificate of Incorporation or by the DGCL, in the case of such Bylaws.

(b)   The Articles of Incorporation and the Bylaws of Merger Co. in effect at the Effective Time shall become the Articles of Incorporation and Bylaws of the Surviving Corporation until thereafter amended as provided therein or by the CBCL; provided, however , that Article I of such Articles of Incorporation shall provide that the name of the Surviving Corporation shall be "Auriga Laboratories, Inc."

Section 1.4 Directors. The directors of Multi-Link immediately prior to the Effective Time shall be the directors of the Surviving Corporation from and after the Effective Time and shall hold office until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the Certificate of Incorporation and Bylaws of Merger Co., or as otherwise provided by the DGCL.

Section 1.5 Officers. The officers of Multi-Link immediately prior to the Effective Time shall be the officers of each of Merger Co. and the Surviving Corporation from and after the Effective Time and shall hold office until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified in the manner provided for in the Certificate of Incorporation and Bylaws of Merger Co., or as otherwise provided by the DGCL.

ARTICLE II
CONVERSION OF SECURITIES; ISSUANCE OF NEW SECURITIES; STOCK CERTIFICATES

Section 2.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holders of shares of Multi-Link Common Stock and Series A Convertible Preferred Stock:

(a)   Each share of Multi-Link Common Stock, no par value per share, of Multi-Link, (" Multi-Link Common Stock "), issued and outstanding immediately prior to the Effective Time (other than any shares of Multi-Link Common Stock held by Merger Co., which shares shall continue to be outstanding,) shall be converted into the right to receive one validly issued, fully paid and nonassessable share of Common Stock, par value $0.001 per share, of Merger Co. (" Merger Co. Common Stock "); and

(b)   each share of capital stock of Merger Co., including, without limitation, Merger Co. Common Stock, that is issued, outstanding and held by Multi-Link immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

Section 2.2 Stock Certificates. From and after the Effective Time, subject to Section 2.1, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Multi-Link Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Merger Co. Common Stock into which the shares of Multi-Link Common Stock formerly represented by such certificates have been converted as provided in this Agreement. The registered owner on the books and records of Merger Co. or its transfer agent of any outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Merger Co. or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Merger Co. Common Stock evidenced by such outstanding certificates which prior to the Merger represented shares of Multi-Link Common Stock.

Section 2.3 Stock Options and Warrants.

(a)   Each option to purchase Multi-Link Common Stock (each a " Multi-Link Option ") issued under Multi-Link's 2006 Stock Option Plan or granted by Multi-Link outside of the Multi-Link Option Plan, Warrants that have been granted and that are outstanding and unexercised immediately prior to the Effective Time shall, as of such time, be assumed by Merger Co. in such a manner that it is converted into an option to acquire, on substantially similar terms and conditions as were applicable under the respective Multi-Link Option Plan and the underlying option agreements and Warrant agreements (as modified by this Section 2.4), that number of shares of Merger Co. Common Stock equal to the number of shares of Multi-Link Common Stock subject to such Multi-Link Option and Warrant at an exercise price per share equal to the exercise price per share for such Multi-Link Option immediately prior to the Effective Time. As soon as reasonably practicable, Merger Co. shall file a registration statement under the Securities Act of 1933, as amended (the " Securities Act ") on Form S-8 with respect to the shares of Merger Co. Common Stock subject to such assumed options or otherwise available under the Multi-Link Option Plans.

ARTICLE III
CONDITIONS TO MERGER

Section 3.1 Conditions Precedent. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of each of the following conditions:

(a)   The Multi-Link Shareholder Approval shall have been obtained by majority consent of shareholders with or without a special meeting of the shareholders of Multi-Link.

(b)   No court or governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) that is in effect and has a material adverse effect on Multi-Link or enjoins or otherwise prohibits consummation of the transProposals contemplated by this Agreement and no judicial or administrative proceeding that seeks any such result shall continue to be pending.

(c)   All required approvals, licenses and certifications from, and notifications and filings to, governmental entities and non-governmental third parties shall have been obtained or made, as applicable.

ARTICLE IV
TERMINATION AND AMENDMENT

Section 4.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after the Multi-Link Shareholder Approval, by the affirmative vote of two-thirds of the boards of directors of each of Merger Co. and Multi-Link. In the event of such termination, this Agreement shall become null and void and have no effect, without any liability or obligation on the part of Multi-Link or Merger Co. by reason of this Agreement.

Section 4.2 Amendment. This Agreement may be amended, modified or supplemented at any time before or after the Multi-Link Shareholder Approval; provided, however , that after any such approval and prior to the Effective Time, there shall be made no amendment that (a) alters or changes the amount or kind of shares to be received by shareholders in the Merger; (b) alters or changes any term of the Certificate of Incorporation or Bylaws of Merger Co. except for alterations or changes that could otherwise be adopted by the directors of Merger Co. as applicable; or (c) alters or changes any other terms and conditions of this Agreement if any of the alterations or changes, alone or in the aggregate, would materially adversely affect the holders of shares of Multi-Link Common Stock. This Agreement may not be amended except after approval by a majority of the board of directors of Multi-Link and evidenced by an instrument in writing signed on behalf of each of the parties.

ARTICLE V
GENERAL PROVISIONS

Section 5.1 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely therein without giving effect to the principles of conflicts of law thereof or of any other jurisdiction, except to the extent that provisions of the CBCL are mandatorily applicable.

Section 5.2 Entire Agreement. This Agreement (including the documents and the instruments referred to herein), together with all exhibits, schedules, appendices, certificates, instruments and agreements delivered pursuant hereto and thereto (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) except as provided herein, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 5.3 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, Multi-Link shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and Multi-Link shall take or cause to be taken such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Multi-Link and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of Multi-Link or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

Section 5.4 Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall together be considered one and the same agreement.

Section 5.5 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

Section 5.6 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

MULTI-LINK TELECOMMUNICATIONS, INC., a Colorado corporation

By:	/s/ PHILIP S. PESIN
Name: Philip S. Pesin
Title: Chief Executive Officer

MULTI-LINK MERGER CO. a Delaware corporation

By:	/s/ PHILIP S. PESIN
Name: Philip S. Pesin
Title: Chief Executive Officer

APPENDIX B

CERTIFICATE OF INCORPORATION
OF
AURIGA LABORATORIES, INC.

ARTICLE I
NAME

The name of the corporation is Auriga Laboratories, Inc.

ARTICLE II
REGISTERED OFFICE

The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the name and address of the Registered Agent in charge thereof shall be The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, County of New Castle, 19801.

ARTICLE III
PURPOSE

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the "DGCL").

ARTICLE IV
STOCK

Section 1. Authorization. The Corporation shall be authorized to issue 260,000,000 shares of capital stock, of which 250,000,000 shares shall be shares of Common Stock, par value $0.001 per share ("Common Stock"), and 10,000,000 shares shall be shares of Preferred Stock, par value $.001 per share ("Preferred Stock").

Section 2. Preferred Stock Rights. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is hereby authorized by resolution or resolutions to fix the voting rights, if any, designations, powers, preferences and the relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any unissued series of Preferred Stock; and to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

Section 3. Common Stock Rights. Except as otherwise provided by law or by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. Each share of Common Stock shall have one vote on each matter properly submitted to the stockholders of the Corporation for their vote, and the holders of the Common Stock shall vote together as a single class.

ARTICLE V
BOARD OF DIRECTORS

Section 1. Number of Directors. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, the number of directors of the Corporation shall be fixed at not less than two and not more than 13, and may be increased or decreased from time to time, exclusively by resolution of the Board of Directors.

Section 2. Written Ballot. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

Section 3. Removal. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, any director or the entire Board of Directors may be removed from office with or without cause by the holders of a majority of the voting power of the outstanding shares of the Corporation entitled to vote at an election of directors.

Section 4. Vacancies. Except as otherwise provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock or unless the Board of Directors determines by resolution that any vacancy or newly created directorship shall be filled by the stockholders, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until such director's successor shall be elected and qualified and until the next election of the class for which such director shall have been chosen. No decrease in the number of directors shall shorten the term of any incumbent director.

ARTICLE VI
AMENDING THE BYLAWS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend and repeal the Bylaws of the Corporation at any regular or special meeting of the Board of Directors or by written consent, subject to the power of the stockholders of the Corporation to adopt, amend or repeal any Bylaws.

ARTICLE VII
AMENDING THE CERTIFICATE OF INCORPORATION

Subject to the provisions of Article X hereof, the Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE VIII
DIRECTOR LIABILITY; INDEMNIFICATION AND INSURANCE

Section 1. Elimination of Certain Liability of Directors. The personal liability of the directors of the Corporation shall be eliminated to the fullest extent permitted by law. No amendment, modification or repeal of this Article, adoption of any provision in this Certificate of Incorporation, or change in the law or interpretation of the law shall adversely affect any right or protection of a director or officer of the Corporation under this Article VIII with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal, adoption or change.

Section 2. Indemnification and Insurance. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the DGCL permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. Any amendment, repeal or modification of the foregoing provisions of this Section shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director, officer or other agent occurring prior to, such amendment, repeal or modification.

ARTICLE IX
STOCKHOLDER MEETINGS

Section 1. Written Action. Any action required or permitted to be taken by stockholders at an annual or special meeting may be effected by a written consent or consents by stockholders holding a majority of the voting power in lieu of such a meeting.

Section 2. Special Meetings. Except as otherwise required by law or provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by (a) the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or (b) the Chairman of the Board of Directors, and any power of stockholders to call a special meeting is specifically denied.

Section 3. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 4. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this corporation.

ARTICLE X
SEC. 203 NOT APPLICABLE

The Corporation expressly elects not to be governed by Section 203 of the DGCL.

APPENDIX C

BYLAWS
OF
AURIGA LABORATORIES, INC.

Incorporated under the Laws of the State of Delaware
As of   , 2006

ARTICLE I
OFFICES

SECTION 1.1 Principal Delaware Office. The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

SECTION 1.2 Other Offices. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors from time to time may designate or the business of the Corporation may from time to time require.

ARTICLE II
STOCKHOLDERS

SECTION 2.1 Meetings of Stockholders.

(a)    Annual Meetings . The annual meeting of the stockholders of the Corporation shall be held on such date and at such time as may be fixed by resolution of the Board of Directors. At the annual meeting stockholders shall elect directors and transact such other business as properly may be brought before the meeting.

(b)   Special Meetings . Special meetings of the stockholders may be called only by the Chairman of the Board or the Board of Directors.

(c)    Place of Meetings . Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as the Board of Directors shall determine. The Board of Directors may, at its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (the "DGCL").

(d)    Notice of Meeting . Written notice, stating the place, day and hour of the meeting shall be delivered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting has been called. Without limiting the manner by which notice may otherwise be given, notice may be given by a form of electronic transmission that satisfies the requirements of the DGCL and has been consented to by the stockholder to whom notice is given. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears in the Corporation's records. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Article VIII of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting (or any supplement thereto).

(e)    Chairman of Stockholders' Meeting . Unless otherwise determined by the Board of Directors, the Chairman of the Board, or in the Chairman's absence, a Vice Chairman, or in the absence of any Vice Chairman, the Chief Executive Officer, or in the absence of the Chief Executive Officer, a Vice President chosen by a majority of the directors present, or in the absence of a Vice President, a chairman chosen by a majority of the directors present, shall act as chairman of the meetings of the stockholders.

SECTION 2.2 Quorum of Stockholders; Adjournment; Required Vote .

(a)    Quorum of Stockholders; Adjournment . Except as otherwise provided by law, by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") or by these Bylaws, the holders of a majority of the voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), present in person or represented by proxy, shall constitute a quorum at a meeting of the stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given, except that notice of the adjourned meeting shall be required if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b)    Required Vote . The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders, except as otherwise provided by express provision of law, the Certificate of Incorporation or these Bylaws requiring a larger or different vote, in which case such express provision shall govern and control the decision of such matter.

SECTION 2.3 Voting by Stockholders; Procedures for Election of Directors .

(a)    Voting by Stockholders . Each stockholder of record entitled to vote at any meeting may do so in person or by proxy appointed by instrument in writing or in such other manner prescribed by the DGCL, subscribed by such stockholder or his or her duly authorized attorney in fact.

(b)    Procedure for Election of Directors . Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and, subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, a majority of the votes cast thereat shall elect directors.

SECTION 2.4 Notice of Stockholder Business and Nominations .

(a)    Annual Meetings of Stockholders .

(1)   Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Bylaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw.

(2)   For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided , however , that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above.

Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A or Regulation 14C under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

(3)   Notwithstanding anything in the second sentence of paragraph (a)(2) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(b)    Special Meetings of Stockholders . The business to be transacted at any special meeting shall be limited to the purposes stated in the notice of such meetings. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Bylaw, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Bylaw. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

(c)    General .

(1)   Only such persons who are nominated by the Board of Directors or in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.

(2)   For purposes of this Bylaw, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3)   Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

SECTION 2.5 Inspectors of Elections; Opening and Closing the Polls . The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the meeting.

SECTION 2.6 Stockholder Action by Written Consent . Any action required or permitted to be taken by stockholders at an annual or special meeting may be effected by a written consent or consents by stockholders holding a majority of the voting power in lieu of such a meeting of stockholders.

ARTICLE III
BOARD OF DIRECTORS

SECTION 3.1 General Powers . The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

SECTION 3.2 Number, Tenure and Qualifications . Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances and to any limitations set forth in the Certificate of Incorporation, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board of Directors. The directors, other than those who may be elected by the holders of any outstanding series of Preferred Stock as set forth in the Certificate of Incorporation, shall be elected at each annual meeting of the stockholders for a one year term, until their successors are elected and qualified.

SECTION 3.3 Regular Meetings . A regular meeting of the Board of Directors may be held without other notice than this Bylaw immediately after, and at the same place as, the Annual Meeting of Stockholders. The Board of Directors may, by resolution, provide the time and place for the holding of additional regular meetings without other notice than such resolution.

SECTION 3.4 Special Meetings . Special meetings of the Board of Directors may be called at the request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board of Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings. Notice of any special meeting shall be given to each director and shall state the time and place for the special meeting.

SECTION 3.5 Notice . If notice of a Board of Directors' meeting is required to be given, notice shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail or courier service, electronic transmission (including, without limitation, via facsimile transmission or electronic mail), or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, no later than the third business day preceding the date of such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours before such meeting. If by electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least twelve (12) hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Article IX of these Bylaws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Article VIII of these Bylaws.

SECTION 3.6 Quorum . Subject to Section 3.10 of these Bylaws, a whole number of directors equal to at least a majority of the Board of Directors shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

SECTION 3.7 Use of Communications Equipment . Directors may participate in a meeting of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

SECTION 3.8 Action by Consent of Board of Directors . Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

SECTION 3.9 Removal . Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, and only by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of Voting Stock, voting together as a single class.

SECTION 3.10 Vacancies . Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, or by the sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires and until such director's successor shall have been duly elected and qualified. No decrease in the number of authorized directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 3.11 Committees . The Board of Directors may, by resolution adopted by a majority of the Board of Directors, designate one or more committees, each of which shall consist of one or more directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any committee shall, to the extent provided in a resolution of the Board of Directors and subject to the limitations contained in the DGCL, have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall keep such records and report to the Board of Directors in such manner as the Board of Directors may from time to time determine. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business. Unless otherwise provided in a resolution of the Board of Directors or in rules adopted by the committee, each committee shall conduct its business as nearly as possible in the same manner as provided in these Bylaws for the Board of Directors.

The Board of Directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. The term of office of the members of each committee shall be as fixed from time to time by the Board of Directors; provided, however, that any committee member who ceases to be a member of the Board of Directors shall automatically cease to be a committee member.

Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided , however , that no such committee shall have or may exercise any authority of the Board of Directors.

ARTICLE IV
BOOKS AND RECORDS

The Board of Directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board of Directors and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation. Unless otherwise required by the laws of Delaware, the books and records of the Corporation may be kept at the principal office of the Corporation, or at any other place or places inside or outside the State of Delaware, as the Board of Directors from time to time may designate.

ARTICLE V
OFFICERS

SECTION 5.1 Officers; Election or Appointment . The officers of the corporation shall be chosen by the Board of Directors and shall be at least a Chief Executive Officer, Chief Financial Officer and a Secretary. The Board of Directors may elect from among its members a Chairman of the Board. The Board of Directors may also choose a president, chief operating officer, treasurer and controller or one or more vice-presidents, assistant secretaries, assistant controllers and assistant treasurers. The Board of Directors may give any officer such further designations or alternate titles as it considers desirable. In addition, the Board of Directors at any time and from time to time may authorize the Chairman of the Board or the Chief Executive Officer of the Corporation to appoint one or more officers of the kind described in this Section 5.1. Any number of offices may be held by the same person and directors may hold any office unless the Certificate of Incorporation or these Bylaws otherwise provide.

SECTION 5.2 Term of Office; Resignation; Removal; Vacancies . Unless otherwise provided in the resolution of the Board of Directors electing or authorizing the appointment of any officer, each officer shall hold office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board of Directors or to such person or persons as the Board of Directors may designate. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. The Chairman of the Board or the Chief Executive Officer authorized by the Board of Directors to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board of Directors at any regular or special meeting or by the Chairman of the Board or the Chief Executive Officer authorized by the Board of Directors to appoint a person to hold such office.

SECTION 5.3 Powers and Duties . The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these Bylaws or in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors. A secretary or such other officer or other person appointed to do so by the Board of Directors shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose.

ARTICLE VI
STOCK CERTIFICATES

SECTION 6.1 Stock Certificates . The Board of Directors may authorize the issuance of stock either in certificated or in uncertificated form. If shares are issued in uncertificated form, each stockholder shall be entitled upon written request to a stock certificate or certificates duly numbered, certifying the number and class of shares in the Corporation owned by him and otherwise as specified in this Section 6.1. Each certificate for shares of stock shall be in such form as may be prescribed by the Board of Directors and shall be signed in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer or a Vice President, and (b) by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Each certificate will include any legends required by law or deemed necessary or advisable by the Board.

SECTION 6.2 Lost Certificates . No certificate for shares of stock in the Corporation shall be issued in place of any certificate alleged to have been lost, destroyed or stolen, except on production of such evidence of such loss, destruction or theft and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors or any financial officer of the Corporation may in its or his or her discretion require.

SECTION 6.3 Transfers of Stock . The shares of the stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in a person or by his or her attorney upon surrender for cancellation of a certificate or certificates for at least the same number of shares, or other evidence of ownership if no certificates shall have been issued, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the validity and authenticity of the signature as the Corporation or its agents may reasonably require.

ARTICLE VII
DEPOSITARIES AND CHECKS

Depositaries of the funds of the Corporation shall be designated by the Board of Directors; and all checks on such funds shall be signed by such officers or other employees of the Corporation as the Board of Directors from time to time may designate.

ARTICLE VIII
WAIVER OF NOTICE

Any notice of a meeting required to be given by law, by the Certificate of Incorporation, or by these Bylaws may be waived by the person entitled thereto, either before or after the time of such meeting stated in such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the Board of Directors or committee thereof need be specified in any waiver of notice of such meeting.

ARTICLE IX
AMENDMENT

These Bylaws may be altered, amended, or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting; provided , however , that, in the case of any alteration, amendment or repeal by the Board of Directors, the affirmative vote of a majority of the Board of Directors shall be required to alter, amend or repeal any provision of these Bylaws; and provided further , that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, in the case of any alteration, amendment or repeal by the stockholders of any of the provisions of these Bylaws, the affirmative vote of the holders of not less than 66 2/3% of the voting power of all of the then-outstanding shares of Voting Stock, considered for purposes of this Article IX as a single class, shall be required to alter, amend or repeal any such provision.

ARTICLE X
INDEMNIFICATION AND INSURANCE

SECTION 10.1 Right to Indemnification . Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, claim or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, Employee Retirement Income Security Act of 1974 excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided , however , that except as provided in Section 10.4 of this Article X, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.

SECTION 10.2 Advancement of Expenses . The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after receipt by the Corporation of a written statement or statements from the claimant requesting such advance or advances; provided , however , that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article X or otherwise.

SECTION 10.3 Obtaining Indemnification . To obtain indemnification under this Article X, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a Change in Control (as defined below), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within thirty (30) days after such determination. If a claimant is successful, in whole or in part, in any suit brought against the Corporation to recover the unpaid amount of any written claim to indemnification, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

SECTION 10.4 Right of Claimant to Bring Suit . If a claim under Section 10.1 of this Article X is not paid in full by the Corporation within thirty (30) days after a written claim pursuant to Section 10.3 of this Article X has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

SECTION 10.5 Corporation's Obligation to Indemnify . If a determination shall have been made pursuant to Section 10.3 of this Article X that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4 of this Article X.

SECTION 10.6 Preclusion from Challenging Article X . The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 of this Article X that the procedures and presumptions of this Article X are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article X.

For purposes of this Article X:

(a)   "Change in Control" shall be deemed to occur only if a majority of the members of the Board of Directors shall not be (i) individuals elected as directors of the Corporation for whose election proxies shall have been solicited by the Board of Directors of the Corporation or (ii) individuals elected or appointed by the Board of Directors of the Corporation to fill vacancies on the Board of Directors caused by death or resignation (but not by removal) or to fill newly created directorships.

(b)   "Disinterested Director" means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(c)   "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this Article X.

SECTION 10.7 Non-exclusivity of Rights . The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or otherwise. No repeal or modification of this Article X shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

SECTION 10.8 Insurance . The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 10.9 of this Article X, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

SECTION 10.9 Other Employees and Agents . The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent or class of employees or agents of the Corporation (including the heirs, executors, administrators or estate of each such person) to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

SECTION 10.10 Validity of Article X . If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE XI
MISCELLANEOUS PROVISIONS

SECTION 11.1 Fiscal Year . The fiscal year of the Corporation shall begin on the first (1st) day of April and end on the thirty-first (31st) day of March of each year.

SECTION 11.2 Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

APPENDIX D

COLORADO BUSINESS CORPORATION LAW

PART 1. RIGHT OF DISSENT- PAYMENT FOR SHARES

§ 7-113-101. Definitions

For purposes of this article:

(1) “Beneficial shareholder” means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) “Corporation” means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) “Dissenter” means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises its right at the time and in the manner required by part 2 of this article.

(4) “Fair value”, with respect to a dissenter’s shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action accept to the extent that exclusion would be inequitable.

(5) “Interest” means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, CR5.

(6) “Record shareholder” means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) “Shareholder” means either a record shareholder or a beneficial shareholder.

§ 7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-1020); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934,” as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders’ meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder’s shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal “Securities Exchange Act of 1934”, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) Deleted by Laws 1996, H.B.961285, § 30, eff. June 1, 1996.

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder’s shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder’s shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

§ 7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters’ rights as to fewer than all the shares registered in the record shareholder’s name if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters’ rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters’ rights as to the shares held on the beneficial shareholder’s behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder’s written consent to the dissent not later than the time the beneficial shareholder asserts dissenters’ rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters’ rights as to all such shares as to which there is limitation on the ability to exercise dissenters’ rights. Any such requirement shall be stated in the dissenters’ notice given pursuant to section 7-113- 203.

PART I1. PROCEDURES FOR EXERCISE OF DISSENTERS’ RIGHTS

§ 7-113-201. Notice of dissenters’ rights

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters’ rights under this article and shall be accompanied by a copy of this article and materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the) proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders’ meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may entitled to assert dissenters’ rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 7 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action are submitted to a vote at a shareholders’ meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder’s shares under this article by reason of the shareholder’s failure to comply with the provisions of section 7-113-202(2).

§ 7-113-202. Notice of intent to demand payment

(1) lf a proposed corporate action creating dissenters’ rights under section 7-113-102 is submitted to a vote at a shareholders’ meeting and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters’ rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder’s intention to demand payment for the shareholder’s shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters’ rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters’ rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder’s shares under this article.

§ 7-113-203. Dissenters’ notice

(1) If a proposed corporate action creating dissenters’ rights under section 7-113-102 is authorized, the corporation shall give a written dissenters’ notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters’ notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters’ rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

§ 7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters’ notice pursuant to section 7-113-203 and who wishes to assert dissenters’ rights shall, in accordance with the terms of the dissenters’ notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder’s certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder’s exercise of dissenters’ rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are revocable.

(4) A shareholder who does not demand payment and deposit the shareholder’s share certificates as required by the date or dates set in the dissenters’ notice is not entitled to payment for the shares under this article.

§ 7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

§ 7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters’ rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7- 113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, the amount the corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation’s balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation’s balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders’ equity for that year and a statement of cash flow for that year, which balance sheet and financial statements shall have been audited if the audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation’s estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter’s right to demand payment under section 7-113-209; and

(e) A copy of this article.

§ 7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters’ rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters’ notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

§ 7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters’ notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters’ rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter’s payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters’ rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters’ rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

§ 7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter’s estimate of the fair value of the dissenter’s shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation’s offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter’s shares.

PART 3. JUDICIAL APPRAISAL OF SHARES

§ 7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains resolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation’s principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter’s payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation’s current record of shareholders for the record shareholder holding the dissenter’s shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter’s shares for which the corporation elected to withhold payment under section 7-113-208.

§ 7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, excluding the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees be paid out of the amounts awarded to the dissenters who were benefitted.

APPENDIX E

AURIGA LABORATORIES, INC.

2006 STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this 2006 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations and interpretations promulgated thereunder.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Options are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” for termination of a Participant’s Continuous Service Status will exist if the Participant is terminated by the Company for any of the following reasons: (i) Participant’s failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 5(d) below, and the term “Company” will be interpreted to include any Subsidiary, Parent or Affiliate, as appropriate.

(f) "Change of Control" means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(i) “Common Stock” means the Common Stock of the Company.

(j) “Company” means Auriga Laboratories, Inc., a Delaware corporation.

(k) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services (other than capital-raising services) and is compensated for such services, and any director of the Company whether compensated for such services or not.

(l) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Service Status.

(m) "Corporate Transaction" means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company.

(n) “Director” means a member of the Board.

(o) “Employee” means any person employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(t)  “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(u) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(v) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(y) “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price or are amended to decrease the exercise price as a result of a decline in the Fair Market Value of the Common Stock.

(z) “Optioned Stock” means the Common Stock subject to an Option.

(aa) “Optionee” means an Employee or Consultant who receives an Option.

(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(cc) “Participant” means any holder of one or more Options, or the Shares issuable or issued upon exercise of such Options, under the Plan.

(dd) “Plan” means this 2006 Stock Option Plan.

(ee) “Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(ff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(gg) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(hh) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(ii) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(jj) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary measured as of an Option’s date of grant.

3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 7,000,000 Shares of Common Stock of which a maximum of 7,000,000 Shares may be issued under the Plan pursuant to Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an award in order to satisfy the exercise or purchase price for such award or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company shall be available for future grant under the Plan.

4. Administration of the Plan.

(a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

(b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions. The Committee shall in all events conform to any requirements of the Applicable Laws.

(c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2 of the Plan, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii) to select the Employees and Consultants to whom Options may from time to time be granted;

(iii) to determine whether and to what extent Options are granted;

(iv) to determine the number of Shares of Common Stock to be covered by each award granted;

(v) to approve the form(s) of agreement(s) used under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, any pro rata adjustment to vesting as a result of a Participant’s transitioning from full- to part-time service (or vice versa), and any restriction or limitation regarding any Option, Optioned Stock or restricted stock issued upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(c) instead of Common Stock;

(viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix) to adjust the vesting of an Option held by an Employee or Consultant as a result of a change in the terms or conditions under which such person is providing services to the Company;

(x) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

(d) Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Option except for actions taken in bad faith or failures to act in bad faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation, Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

5. Eligibility.

(a) Recipients of Grants. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c) ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(d) No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate the employment or consulting relationship at any time for any reason.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8. Limitation on Grants to Employees. Subject to adjustment as provided in Section 13 below, the maximum number of Shares that may be subject to Options granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000.

9. Option Exercise Price and Consideration.

(a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option

(A) granted on any date on which the Common Stock is not a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

(B) granted on any date on which the Common Stock is not a Listed Security to any other eligible person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator; or

(C) granted on any date on which the Common Stock is a Listed Security to any eligible person, the per Share exercise price shall be such price as determined by the Administrator provided that if such eligible person is, at the time of the grant of such Option, , the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) subject to any requirements of the Applicable Laws (including without limitation Section 153 of the Delaware General Corporation Law), delivery of Optionee’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate after taking into account the potential accounting consequences of permitting an Optionee to deliver a promissory note; (4) other Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised, provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid the Company’s incurring an adverse accounting charge); (5) if, as of the date of exercise of an Option the Company then is permitting employees to engage in a “same-day sale” cashless brokered exercise program involving one or more brokers, through such a program that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the company of the amount required to pay the exercise price and any applicable withholding taxes; or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

10. Exercise of Option.

(a) General.

(i) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required under Applicable Laws, the Option (or Shares issued upon exercise of the Option) shall comply with the requirements of Section 260.140.41(f) and (k) of the Rules of the California Corporations Commissioner.

(ii) Leave of Absence.  The Administrator shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such unpaid leave (unless otherwise required by the Applicable Laws). In the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(iii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iv) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any applicable withholding requirements.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(v) Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(b) Termination of Employment or Consulting Relationship. Except as otherwise set forth in this Section 10(b), the Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. Unless the Administrator otherwise provides in the Option Agreement, to the extent that the Optionee is not vested in Optioned Stock at the date of termination of his or her Continuous Service Status, or if the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Option Agreement or below (as applicable), the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to Section 7).

The following provisions (1) shall apply to the extent an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, and (2) establish the minimum post-termination exercise periods that may be set forth in an Option Agreement:

(i) Termination other than Upon Disability or Death or for Cause. In the event of termination of Optionee’s Continuous Service Status other than under the circumstances set forth in subsections (ii) through (iv) below, such Optionee may exercise an Option for 30 days following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination. No termination shall be deemed to occur and this Section 10(b)(i) shall not apply if (i) the Optionee is a Consultant who becomes an Employee, or (ii) the Optionee is an Employee who becomes a Consultant.

(ii) Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her disability (including a disability within the meaning of Section 22(e)(3) of the Code), such Optionee may exercise an Option at any time within six months following such termination to the extent the Optionee was vested in the Optioned Stock as of the date of such termination.

(iii) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of the Option, or within thirty days following termination of Optionee’s Continuous Service Status, the Option may be exercised by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance at any time within twelve months following the date of death, but only to the extent the Optionee was vested in the Optioned Stock as of the date of death or, if earlier, the date the Optionee’s Continuous Service Status terminated.

(iv) Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any Option (including any exercisable portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status. If an Optionee’s employment or consulting relationship with the Company is suspended pending an investigation of whether the Optionee shall be terminated for Cause, all the Optionee’s rights under any Option likewise shall be suspended during the investigation period and the Optionee shall have no right to exercise any Option. This Section 10(b)(iv) shall apply with equal effect to vested Shares acquired upon exercise of an Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security to a person other than an officer, Director or Consultant, in that the Company shall have the right to repurchase such Shares from the Participant upon the following terms: (A) the repurchase is made within 90 days of termination of the Participant’s Continuous Service Status for Cause at the Fair Market Value of the Shares as of the date of termination, (B) consideration for the repurchase consists of cash or cancellation of purchase money indebtedness, and (C) the repurchase right terminates upon the effective date of the Company’s initial public offering of its Common Stock. With respect to vested Shares issued upon exercise of an Option granted to any officer, Director or Consultant, the Company’s right to repurchase such Shares upon termination of the Participant’s Continuous Service Status for Cause shall be made at the Participant’s original cost for the Shares and shall be effected pursuant to such terms and conditions, and at such time, as the Administrator shall determine. Nothing in this Section 10(b)(iv) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(c) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

11. Taxes.

(a) As a condition of the grant, vesting or exercise of an Option granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Option or the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations under this Section 11 (whether pursuant to Section 11(c), (d) or (e), or otherwise), the Administrator shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option.

(c) This Section 11(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

(d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 11(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender (or such other period of time as is required for the Company to avoid adverse accounting charges).

(e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 11(d) above must be made on or prior to the applicable Tax Date.

(f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

12. Non-Transferability of Options.

(a) General. Except as set forth in this Section 12, Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of an Option, only by such holder or a transferee permitted by this Section 12.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Administrator may in its discretion grant Nonstatutory Stock Options that may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or pursuant to domestic relations orders to any "Immediate Family Member" (as defined below) of the Optionee. "Immediate Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships), any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a) Changes in Capitalization. Subject to any action required under Applicable Laws by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, the numbers of Shares set forth in Sections 3 and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c) Corporate Transaction. In the event of a Corporate Transaction (including without limitation a Change of Control), each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option shall terminate upon the consummation of the transaction.

For purposes of this Section 13(c), an Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option as provided for in this Section 13); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

(d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator, provided that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

15. Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 13 above) shall be made that would materially and adversely affect the rights of any Optionee under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Except as to amendments which the Administrator has the authority under the Plan to make unilaterally, no amendment or termination of the Plan shall materially and adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

16. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law. Shares issued upon exercise of Options granted prior to the date on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement.

17. Agreements. Options shall be evidenced by Option Agreements in such form(s) as the Administrator shall from time to time approve.

18. Shareholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

19. Information and Documents to Optionees. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

MULTI-LINK TELECOMMUNICATIONS, INC.
5555 TRIANGLE PARKWAY, SUITE 300
NORCROSS, GEORGIA 30092

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MULTI-LINK TELCOMMUNICATIONS, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY ____, 2006 FOR SHAREHOLDERS OF RECORD ON MAY 19, 2006.

The undersigned, being a holder of shares of Common Stock, no par value, of Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company"), revokes any and all prior proxies given by the undersigned and hereby designates Philip S. Pesin, with full power of substitution, to attend, vote and in all other respects act as proxy of the undersigned at the special meeting of shareholders of the Company to be held on July ___, 2006, at 9:00 a.m., local time, at the offices of Multi-Link Telecommunications, Inc., 5555 Triangle Parkway, Suite 300, Norcross, Georgia 30092, or at any adjournment of the meeting, as follows:

1. APPROVAL OF THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO EFFECT A 1 FOR 15 REVERSE STOCK SPLIT OF THE COMPANY’S OUTSTANDING COMMON STOCK AND TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK FROM 50,000,000 TO 250,000,000.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

2.  APPROVAL OF THE COMPANY’S REINCORPORATION INTO THE STATE OF DELAWARE FROM THE STATE OF COLORADO, WHICH WILL INCLUDE A NAME CHANGE TO AURIGA LABORATORIES, INC. AND AN INCREASE IN THE COMPANY’S AUTHORIZED SHARES TO 260,000,000 SHARES CONSISTING OF 250,000,000 SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, AND 10,000,000 SHARES OF PREFERRED STOCK, PAR VALUE $0.001 PER SHARES.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

3.  APPROVAL OF THE 2006 STOCK OPTION PLAN.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE FAILURE TO FILL IN THE CHOICES INDICATED ABOVE WILL AUTHORIZE THE PROXY HOLDER TO VOTE FOR THE PROPOSALS TO BE BROUGHT BEFORE THE MEETING. IN HIS DISCRETION, THE PROXY HOLDRE IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING.

(Please Date and Sign Below)

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership or other entity, please sign in entity name by authorized person. It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

NUMBER OF SHARES:_________________________________

DATED:________________

___________________________________________________
SIGNATURE OF STOCKHOLDER

___________________________________________________
SIGNATURE IF HELD JOINTLY

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.